SECOND AMENDMENT
                               TO
                      INDENTURE AND NOTES



     THIS SECOND AMENDMENT TO INDENTURE AND NOTES (this "Second
Amendment") is dated as of June 20, 1995, between FORUM GROUP,
INC., an Indiana corporation (the "Company"), and FIRST TRUST
NATIONAL ASSOCIATION, as Trustee (the "Trustee").

                           RECITALS:

     A. The Company and the Trustee entered into an Indenture, dated as of June 11, 1993 (as amended, the "Indenture"), providing for the issuance of the Company's 12-1/2% Senior
Subordinated Notes due 2003 (the "Notes").

     B. The Company has requested amendments of certain provisions of the Indenture and the Notes.

     C. The registered holders of 100% in outstanding principal amount of the Notes have consented to this Second Amendment.

     NOW, THEREFORE, for valuable consideration hereby acknowledged, each party hereto agrees as follows for the benefit of the other and for the equal and ratable benefit of the Holders of the Company's Notes:

     Section 1. Definitions. For purposes of this Agreement, the following terms have the following meanings when used herein with initial capital letters:

     "Company" means Forum Group, Inc. until a successor replaces
      -------
it pursuant to the Indenture and thereafter means such successor.

     "Exchange Offer" means the offer by the Company to exchange
      --------------
the Series B Notes for the Original Notes made pursuant to the Registration Rights Agreement.

     "Holder" means the Person in whose name a Security is
      ------
registered on the Registrar's books.

     "Original Notes" means the 12-1/2% Senior Subordinated Notes
      --------------
due 2003, as amended and supplemented from time to time in accordance with the terms of the Indenture, +that are issued pursuant to the Indenture.

     "Person" means any corporation, individual, joint stock
      ------
company, joint venture, partnership, unincorporated association, governmental regulatory entity, county, state or political subdivision thereof, trust, municipality or other entity.

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     "Redemption Date", when used with respect to any Security to
      ---------------
be redeemed, means the date fixed for such redemption pursuant to the Indenture and Paragraph 5 in the form of Security.

     "Redemption Price", when used with respect to any Security
      ----------------
to be redeemed, means the redemption price for such redemption pursuant to Paragraph 5 in the form of Security, which shall include, without duplication, in each case, accrued and unpaid interest to the Redemption Date.

     "Registrar" means the office or agency maintained by the
      ---------
Company where Securities may be presented for registration of transfer or for exchange.

     "Registration Rights Agreement" means the Debt Registration
      -----------------------------
Rights Agreement by and among the Company and the holders of Securities named therein, dated as of June 11, 1993.

     "Securities" means prior to the Exchange Offer, Original
      ----------
Notes and after the Exchange Offer, the Original Notes and the Series B Notes, in each case issued under the Indenture.

     "Series B Notes" means the Series B Senior Subordinated
      --------------
Notes due 2003, issued pursuant to the Indenture in exchange for Original Notes, as amended and supplemented from time to time in accordance with the terms of the Indenture.

Unless the context otherwise requires, words in the singular include the plural, and words in the plural include the singular.

     Section 2.  Amendment of Section 3.01.  Section 3.01 of the
                 -------------------------
Indenture, dealing with the rights of redemption of the Securities, is hereby amended by inserting the following sentence at the end thereof:

               Upon notice given in accordance with Section 3.02 of the Indenture, the Securities may be redeemed as a whole or from time to time in part, at the election of the Holder or Holders of not less than a majority in principal amount of then-outstanding Securities, at the Redemption Prices specified in the form of Security set forth therein under the caption "Redemption," in each case, including accrued and unpaid interest to the Redemption Date.

     Section 3.  Amendment of Section 3.02.  Section 3.02 of the
                 -------------------------
Indenture, dealing with notices to the Trustee and the Company, is hereby amended in its entirety to read as follows:

               Section 3.02.  Notices to Trustee and Company.
                              ------------------------------

                    If the Company elects to redeem Securities pursuant to Paragraph 5 of the Securities, it shall

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          notify the Trustee in writing of the Redemption Date
          and the principal amount of Securities to be redeemed and whether the Trustee is to give notice of redemption to the Holders. The Company shall give each notice to the Trustee provided for in this Section 3.02 at least 45 days before the Redemption Date (unless a shorter notice shall be satisfactory to the Trustee). Any such notice may expressly state that the Company reserves the right to revoke the notice at any time prior to the actual redemption of the Securities. If the Holders elect to have the Securities redeemed by the Company pursuant to Paragraph 5 of the Securities, the Holders of not less than a majority in principal amount of then outstanding Securities shall notify the Company and the Trustee in writing of the Redemption Date and the principal amount of Securities to be redeemed. The Holders shall give each notice to the Company and the Trustee provided for in this Section 3.02 at least six months before the Redemption Date.

     Section 4.  Amendment of Section 3.05.  Section 3.05 of the
                 -------------------------
Indenture, dealing with the effect of the notice of redemption, is hereby amended by deleting the first sentence thereof in its entirety and inserting the following in lieu thereof:

               Once notice of redemption is mailed in accordance with Section 3.04, Securities called for redemption become due and payable on the Redemption Date and at the Redemption Price, including accrued and unpaid interest, unless such notice states that the Company reserves the right to revoke the notice at any time prior to the actual redemption of the Securities and the Company timely revokes such notice.

     Section 5.  Amendment of Notes.  The first sentence of
                 ------------------
Paragraph 5 of each of the Notes outstanding under the Indenture is hereby amended in its entirety to read as follows:

               The Securities may be redeemed in whole or in part at any time, at the option of the Company or at the option of the Holder or Holders of not less than a majority in principal amount of then outstanding Securities, at the Redemption Price (expressed as a percentage of principal amount) set forth below with respect to the indicated Redemption Date, in each case, together with any accrued but unpaid interest to the Redemption Date.

     Section 6.  Representations and Warranties.  The Company
                 ------------------------------
represents and warrants to the Trustee that this Second Amendment constitutes its legal, valid and binding obligation, enforceable in accordance with its terms (subject as to enforcement of remedies to any applicable bankruptcy, reorganization,

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moratorium, or similar laws or principles of equity affecting the enforcement of creditors' rights generally).

     Section 7.  Entire Agreement; Ratification.  This Second
                 ------------------------------
Amendment represents the entire agreement between the parties and supersedes any prior agreements or understandings with respect to the subject matter hereof. Except as modified or supplemented in connection herewith, the Indenture and the Notes shall continue in full force and effect.

     Section 8.  GOVERNING LAW.  THIS SECOND AMENDMENT SHALL BE
                 -------------
GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE
STATE OF NEW YORK AND THE UNITED STATES OF AMERICA.

     Section 9. Counterparts. This Second Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument. In making proof hereof, it shall not be necessary to produce or account for any counterpart other than one signed by the party against which enforcement is sought.

     IN WITNESS HEREOF, this Second Amendment to Indenture and
Notes is executed as of the date first set forth above.


                              FORUM GROUP, INC.



(Seal)

Attest:  /s/ Richard A. Huber By   /s/ Mark L. Pacala
       ----------------------   ------------------------
_         Richard A. Huber      Title: President and CEO
          Secretary



                              FIRST TRUST NATIONAL ASSOCIATION,
                                as Trustee



(Seal)

Attest:   /s/ David H. Bluhm  By   /s/ R. Prokosch
       ----------------------   ------------------------
_         David H. Bluhm        Richard H. Prokosch
          Vice President        Title: Trust Officer

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